UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

Counterpoint Select Fund

Semi-Annual Report

For the six months ended
December 31, 2007

Counterpoint Select Fund

Counterpoint Select Fund (CPFSX)

Review and Outlook:
For the six months ended December 31, 2007

Dear fellow investors and friends:

The Counterpoint Select Fund completed its first full calendar year of operations, although it felt more like two.

Performance for the six months was -4.67% versus -1.37% for the S&P 500 Index.

Performance for the year was +2.59% versus +5.49% for the S&P 500 Index.

The stock market and the Counterpoint Select Fund returned modest gains for the year as a whole, but it was a wild ride marked by a particularly volatile last six months as investors struggled to digest a new economic reality.  This new reality, brought on by the credit crises that started unfolding over the summer months, and growing concerns about recession and inflation caused a repricing of risk – actual and perceived – across the capital markets and an overall flight to quality and away from controversy.

Counterpoint Select Fund Performance
As of December 31, 2007
					Annualized
	3	6			Since Inception
	Months	Months	YTD	1Year	(11/30/06)
Counterpoint Select Fund	-5.63%	-4.67%	2.59%	2.59%	2.41%
S&P 500 Index	-3.33%	-1.37%	5.49%	5.49%	6.41%

Net Expense Ratio:*/** 1.10% (with Expense Cap)
Gross Expense Ratio:** 5.51% (w/o Expense Cap)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-544-2737. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10% for the next 3 years and indefinitely thereafter.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

**
As referenced in the prospectus effective 10/26/07.  For additional expense ratio information, please see the Financial Highlights on page 14.  The gross expense ratio prior to waivers for the six months ended December 31, 2007 is an annualized 2.81%.

Counterpoint Select Fund

Although the economic chain of cause and effect has played out as we have written, the flight from fright had a negative impact on our performance in the fourth quarter. Our portfolio is concentrated and we tend to invest where others fear to tread, specifically in companies that are out-of-favor, clouded in temporary controversy, or just misunderstood by the market.   In all cases, we look for strong franchises, healthy balance sheets and lucrative business models. Not all our holdings are controversial. We are happy to invest in an outstanding business at a fair price, but some of the greatest investment opportunities can be found when a good business falls under a cloud of doubt and is thrown in the discount bin.

As we write in our companion fourth quarter market Commentary entitled “Across the Valley,” (available on our website www.thecounterpointfunds.com) if you are willing to look across the valley of current concerns about the economy, the market is offering an unusual opportunity to build positions in some of the world’s best companies at attractive valuations.

We believe that our economy is already in a recession, or well on its way. But the stock prices of many very good companies already reflect a lot of bad news. They could easily lose more value in the coming months but should be worth substantially more in the coming years. Nobody rings a bell at the bottom, and good things tend to happen to great businesses: they exceed low expectations, they do transformative deals, they buy-in stock or get bought.  Although we remain cautious, we would rather risk being early than absent. If these companies get cheaper, we will likely buy more.

*	*	*	*	*

The following is a commentary on some of the positions in the portfolio.

At December 31, 2007, the Counterpoint Select Fund contained 21 core holdings comprising 82.7% of the portfolio.  The portfolio also contained options positions – primarily long-term – which accounted for another 4.8% of the portfolio. The balance of the portfolio was in cash.

We still favor the themes we have written about over the past year including 1) favoring large multi-national companies over small, 2) favoring companies with significant international exposure, and 3) favoring companies that benefit from secular growth trends, especially in the realm of technology.

The first two themes have become conventional wisdom and beneficiaries of the flight to quality, but we still find good value in the names we hold. We are however, starting to sift through the wreckage of financial services, consumer discretionary, and smaller capitalization companies, many of which we believe have already discounted a severe recession if not a depression. “Value” and opportunity are more often found where the crowd isn’t than where it is.

Counterpoint Select Fund

Finally, we are trying to balance a near-term defensive strategy to help mitigate dramatic downside risk, with long-term opportunism. We seek to achieve the former by holding cash or hedges on the overall market. We seek to achieve the latter by increasing our holdings in great businesses at what we think are great prices.

We trimmed positions in Tempur-pedic International, Google, Amgen,  Johnson & Johnson, added to our holdings in American Express and Cisco and sold our position in Jamba Juice. We initiated positions in Target Corporation, Moody’s, Disney, United Healthcare, Merrill Lynch and Freeport McMoran Copper and Gold.

We reduced our holdings in Tempur-Pedic because of our economic concerns and valuation. We started trimming our position in the mid-to high $30 range, but should have sold more sooner.  The stock lost 25% during the fourth quarter as investors fled consumer discretionary stocks, including mattress companies like Tempur-Pedic. For a mattress company, Tempur-pedic has a superior business model and should continue to take market share from its competitors, but it is not immune to a slowing consumer economy.

We declared defeat and sold our position in Jamba Juice. Although the stock is cheap by many measures, we became increasingly concerned about Jamba’s business challenges, especially in the current economic climate. They sell a discretionary product into a slowing consumer economy while their costs (fruit, freight and labor) are increasing. In addition, they have a number of things to fix with their current business model. Moreover, Jamba’s ability to grow has been affected by their low stock valuation, which at current prices precludes conversion of outstanding warrants into cash.

Amgen declined 17% during the fourth quarter, falling in December on additional news about the risks of using its anemia drug Aranesp in the treatment of breast cancer. The news was actually a rehash of existing data and applied to a dosage level above prescribed ranges, but it was seen as more bad news for the company. Meanwhile, Amgen reported favorable test results with Denosumab, its potential new drug to treat osteoporosis – currently in Phase III trails – and also reiterated guidance for the year and 2008.  Although we reduced our position in October, at current valuation levels – 11 times 2008 earnings – we think Amgen discounts a disproportionate amount of bad news and very little good news.

Marsh & Mclennan rebounded slightly at year-end on news that CEO Michael Cherkasky was stepping down and that the board was open to exploring any and all ways to create shareholder value. We viewed this move as very positive and consistent with our investment premise. We believe the Marsh

Counterpoint Select Fund

franchise offers significant potential for value creation under new management or ownership. The Marsh brokerage business is currently producing trough levels of profitability in a business that is experiencing trough levels of pricing power. There is a lot of room for improvement.  Marsh’s International brokerage business is doing well and its Mercer consulting business is also flourishing. We believe the company will likely be bought and or split up.

American Express declined 11.5% on concerns about credit card default rates. We have used the weakness in the stock to add to our position.  Amex has a wonderful business model and should have minor exposure to credit losses. 70% of its business is transaction processing with no credit risk and the 30% of its business that is sensitive to credit risk is globally diversified, very well managed, and is focused on a more affluent individual clientele as well as the corporate market. The company generates consistently high returns on equity and the value of its information on customer spending represents an enormous competitive asset. While Amex may be affected temporarily by a slow-down in spending on a per-capita basis, it will also benefit from global growth in its customer base and the increasing use of cards (credit and debit) as a preferred method of payment.

We initiated a position in Moody’s, one of the two leading credit rating companies in the world. Along with Standard & Poors, it has fallen under a cloud of controversy and concern because of its involvement in the sub-prime mortgage mess.  Specifically, Moody’s bestowed AAA credit ratings on pools of mortgages that turned out to be anything but.  While damage has been done to their reputation, some of it deserved, we think the damage is temporary and Moody’s liability is limited.

Their structured finance ratings business, which fueled a lot of their recent growth, will be down substantially this year and next, but it won’t go away and it should continue to generate fees as outstanding debt must continue to be rated. Meanwhile, international bond issuance is on the rise.

In spite of its near-term challenges, we believe Moody’s remains a great business. It enjoys an oligopolistic business model featuring 20% profit margins and high returns on equity, no debt, robust free-cash-flow generation and strong management. Long-term growth prospects – especially international – remain solid. Revenues and profits will decline this year and next, but should start to recover thereafter. With a two to five year perspective, we think this is a very attractive valuation level to invest.

Counterpoint Select Fund

Target, another new position.  In our view, Target is a superior retailer that is extremely well positioned for long-term growth. The stock has been harshly penalized because of disappointing sales, primarily due to slowing consumer spending and product mix which emphasizes fashion and home furnishing – which have been particularly soft – in addition to staples. Even in a recession, Target is a place where America likes to shop and the company should continue to grow into new markets. In our view, at current prices, the shares represent a good value for a great company.

We also dipped our toe at year-end into Merrill Lynch, one of the strongest – and more battered – franchises in financial services. The company has fallen under a dark cloud because of their current balance-sheet woes relating to CDOs (collateralized debt obligations).  We do not believe their problems are fatal. Far from it. They have written-off the majority of their problem debt and completed two rounds of capital infusions which should put them in good shape to weather the remaining storm. Beyond their credit problems, Merrill has one of the most productive broker forces in the industry with over 1600 financial consultants advising (and collecting fees on) over $1.6 trillion in assets. Merrill’s investment banking business is also highly lucrative and the company owns about 50% of asset manager Black Rock and 20% of Bloomberg. Both are premier assets which generate high levels of recurring revenue. Finally, Merrill is now under the command of John Thain, formerly head of the New York Stock Exchange. He is highly regarded and we think will be successful in fixing Merrill’s problems and capitalizing upon its opportunities.

As always, we continue to invest with a very focused, if slightly unconventional approach: seek good companies with strong franchises that offer good value relative to their potential; concentrate our capital in relatively few of these investments so that we can focus our efforts to make our insights count. This is where we have our own money invested, alongside yours, and we have learned over the years that less can be more.

On behalf of everyone at Jurika, Mills & Keifer we want to thank you for your ongoing trust and your investment with us.  As always we welcome your questions and comments. They may be directed to contact@jmkpartners.com.

Karl Mills, CFA
President
Jurika, Mills & Keifer, LLC

Counterpoint Select Fund

Important Disclosures

Opinions expressed are those of Jurika, Mills & Keifer, LLC and are subject to change, are not guaranteed and are not recommendations to buy or sell any security.

The Counterpoint Select Fund’s investment objectives, risks, charges, expenses should be considered carefully before making any investment. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling 866-544-2737 or from the Fund’s website at www.thecounterpointfunds.com. Please read it carefully before investing.

Mutual fund investing involves risk; principal loss is possible. The Fund may concentrate its assets in fewer holdings which may expose it to increased individual stock volatility. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in foreign securities which involve greater volatility and political and economic and currency risks and differences in accounting methods. The Fund may also use options and futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is an index 500 large capitalization companies selected by Standard & Poors Corporation. One cannot invest directly in an index.  Free cash flow is the cash profit a business generates and has available for discretionary use after covering all required expenditures and capital reinvestment Return on equity is a measure of a corporation's profitability.

As of 12/31/07, the Fund’s top 10 holdings as a percentage of total net assets were: Pfizer (6.9%), Berkshire Hathaway (6.7%), The Nasdaq Stock Market (6.1%), Amgen (5.5%), Microsoft (5.4%), Marsh & McClennan (5.4%), Google (4.7%), Cisco Systems (4.3%), Johnson & Johnson (4.1%) and Moody’s (4.0%). Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments on pages 9 and 10 for a complete list of holdings.

The Counterpoint Select Fund is distributed by Quasar Distributors, LLC. (2/08)

Counterpoint Select Fund

SECTOR ALLOCATION at December 31, 2007 (Unaudited)

Sector Allocation	Percent of Net Assets

Financials	32.0%
Health Care	20.3%
Information Technology	18.2%
Money Market Fund	14.6%
Consumer Discretionary	7.1%
Energy	3.9%
Industrials	3.9%
Materials	2.1%
Liabilities in Excess of Other Assets	(2.1)%
Net Assets	100.0%

EXPENSE EXAMPLE For the Period Ended December 31, 2007 (Unaudited)

As a shareholder of the Counterpoint Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07 - 12/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a  redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited

Counterpoint Select Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2007 (Unaudited) (Continued)

to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 – 12/31/07*
Actual	$1,000	$ 953	$5.40
Hypothetical (5% return
before expenses)	$1,000	$1,020	$5.58

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.10% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Counterpoint Select Fund

SCHEDULE OF INVESTMENTS at December 31, 2007 (Unaudited)

Shares		Value

COMMON STOCKS: 82.7%

Biotechnology: 5.2%
10,000	Amgen, Inc. (a)	$464,400

Capital Markets: 6.0%
1,500	Goldman Sachs
	Group, Inc.	322,575
3,800	Merrill Lynch
	& Co., Inc.	203,984
		526,559
Communications Equipment: 3.9%
12,700	Cisco Systems, Inc. (a)	343,789

Consumer Finance: 3.5%
6,000	American Express Co.	312,120

Diversified Financial Services: 8.2%
10,000	Moody's Corp.	357,000
7,500	NASDAQ Stock
	Market, Inc. (a)	371,175
		728,175
Health Care Providers & Services: 3.7%
5,700	Unitedhealth Group, Inc.	331,740

Household Durables: 2.1%
7,000	Tempur-Pedic
	International, Inc.	181,790

Industrial Conglomerates: 3.4%
8,000	General Electric Co.	296,560

Insurance: 11.2%
125	Berkshire
	Hathaway, Inc. (a)	592,000
15,000	Marsh & McLennan
	Companies, Inc.	397,050
		989,050
Internet Software & Services: 4.7%
600	Google, Inc. (a)	414,888

Media: 2.9%
8,000	Walt Disney Co.	258,240

Metals & Mining: 2.1%
1,800	Freeport-McMoRan
	Copper & Gold, Inc. (a)	184,392

Multiline Retail: 2.1%
3,800	Target Corp.	190,000

Oil & Gas: 3.9%
3,200	Suncor Energy, Inc.	347,936

Pharmaceuticals: 10.9%
5,500	Johnson & Johnson	366,850
26,500	Pfizer, Inc.	602,345
		969,195
Semiconductor & Semiconductor
Equipment: 3.5%
11,600	Intel Corp.	309,256

Software: 5.4%
13,500	Microsoft Corp.	480,600

TOTAL COMMON STOCKS
(Cost $7,005,961)		7,328,690

Contracts

CALL OPTIONS PURCHASED: 4.8%

Biotechnology: 0.2%
20	Amgen, Inc.
	Expiration: January,
	2009, Exercise
	Price: $40.00	21,200

Communications Equipment: 0.4%
40	Cisco Systems, Inc.
	Expiration: January,
	2009, Exercise
	Price: $20.00	34,700

Consumer Finance: 0.3%
20	American Express Co.
	Expiration: January,
	2009, Exercise
	Price: $40.00	30,500

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

SCHEDULE OF INVESTMENTS at December 31, 2007 (Unaudited) (Continued)

Contracts		Value

Diversified Financial Services: 1.9%
55	NASDAQ Stock
	Market, Inc.
	Expiration: January,
	2009, Exercise
	Price: $20.00	$167,200

Industrial Conglomerates: 0.6%
60	General Electric Co.
	Expiration: January,
	2009, Exercise
	Price: $30.00	49,950

Insurance: 0.9%
150	Marsh & McLennan
	Companies, Inc.
	Expiration: January,
	2008, Exercise
	Price: $25.00	25,875
75	Marsh & McLennan
	Companies, Inc.
	Expiration: January,
	2009, Exercise
	Price: $20.00	55,500
		81,375
Pharmaceuticals: 0.1%
100	Pfizer, Inc.
	Expiration: January,
	2009, Exercise
	Price: $25.00	10,750

Semiconductor & Semiconductor Equipment: 0.4%
40	Intel Corp.
	Expiration: January,
	2009, Exercise
	Price: $20.00	31,900

TOTAL PURCHASED OPTIONS
(Cost $409,941)		427,575

Shares

SHORT-TERM INVESTMENT: 14.6%

Money Market Investment: 14.6%
1,291,183	AIM Short-Term
	Prime - Institutional
	Class	1,291,183
TOTAL SHORT-TERM INVESTMENT
(Cost $1,291,183)		1,291,183
TOTAL INVESTMENTS
IN SECURITIES: 102.1%
(Cost $8,707,085)		9,047,448
Liabilities in Excess
of Other Assets: (2.1)%		(185,770)
TOTAL NET ASSETS: 100.00%		$8,861,678

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $8,707,085) (Note 2)	$9,047,448
Receivables:
Dividends and interest	10,313
Due from advisor, net	4,004
Prepaid expenses	12,221
Total assets	9,073,986

LIABILITIES
Payables:
Investment securities purchased	184,976
Administration fees	2,629
Custody fees	679
Fund accounting fees	2,268
Transfer agent fees	3,219
Chief compliance officer fees	1,494
Other accrued expenses	17,043
Total liabilities	212,308

NET ASSETS	$8,861,678

Net asset value, offering price and redemption price per share
($8,861,678/875,821 shares outstanding; unlimited number
of shares authorized without par value)	$10.12

COMPONENTS OF NET ASSETS
Paid-in capital	$9,006,233
Undistributed net investment income	5,027
Accumulated net realized loss on investments and options	(489,945)
Net unrealized appreciation on investments	322,729
Net unrealized appreciation on options	17,634
Net assets	$8,861,678

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of $108 foreign withholding tax)	$30,521
Interest	45,311
Total investment income	75,832

EXPENSES (NOTE 3)
Investment advisory fees	40,007
Administration fees	15,123
Audit fees	12,220
Transfer agent fees	10,886
Fund accounting fees	10,843
Registration fees	7,717
Legal fees	4,828
Miscellaneous expenses	3,906
Trustee fees	3,695
Custody fees	3,643
Chief compliance officer fees	2,894
Reports to shareholders	2,267
Insurance expense	320
Total expenses	118,349
Less: fees waived	(72,025)
Net expenses	46,324
Net investment income	29,508

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Net realized loss on investments	(152,106)
Net realized loss on options	(272,736)
Change in net unrealized depreciation on investments	(55,673)
Change in net unrealized appreciation on options	23,382
Net realized and unrealized loss on investments	(457,133)
Net decrease in net assets
resulting from operations	$(427,625)

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2007	Period Ended
	(Unaudited)	June 30, 2007*

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$29,508	$15,521
Net realized gain (loss) on investments	(152,106)	15,602
Net realized loss on options	(272,736)	(17,122)
Change in net unrealized (depreciation)
on investments	(55,673)	378,402
Change in net unrealized
appreciation (depreciation) on options	23,382	(5,748)
Net (decrease) in net assets
resulting from operations	(427,625)	386,655

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(39,441)	(561)
Net realized gain on investments	(63,583)	—
Total distributions	(103,024)	(561)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a) (b)	2,911,782	6,094,451
Total increase in net assets	2,381,133	6,480,545

NET ASSETS
Beginning of period	6,480,545	—
End of period	$8,861,678	$6,480,545
Undistributed net investment income	$5,027	$14,960

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	December 31, 2007		Period Ended
	(Unaudited)		June 30, 2007*
	Shares	Value	Shares	Value
Shares sold	307,220	$3,279,473	603,232	$6,093,890
Shares issued in
reinvestment of distributions	8,890	91,121	56	561
Shares redeemed	(43,577)	(458,812)	—	—
Net increase	272,533	$2,911,782	603,288	$6,094,451

(b)	Net of redemption fees of $1,438 and $0 respectively.

*	Fund commenced operations on November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period

	Six Months Ended
	December 31, 2007*		Period Ended
	(Unaudited)		June 30, 2007*

Net asset value, beginning of period	$10.74		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.03		0.04
Net realized and unrealized (loss)
on investments	(0.53)		0.72
Total from investment operations	(0.50)		0.76

LESS DISTRIBUTIONS
From net investment income	(0.02)		(0.02)
From net realized gain	(0.07)		—
Total distributions to shareholders	(0.12)		(0.02)
Paid-in capital from
redemption fees (Note 2)	—	**	—
Net asset value, end of period	$10.12		$10.74
Total return	(4.67	)%^	7.64	%^

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (millions)	$8.9		$6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived
and expenses absorbed	2.81	%+	5.50	%+
After fees waived
and expenses absorbed	1.10	%+	1.10	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS
Before fees waived
and expenses absorbed	(1.01	)%+	(3.67	)%+
After fees waived
and expenses absorbed	0.70	%+	0.73	%+

Portfolio turnover rate	78	%^	8	%^

*	Fund commenced operations on November 30, 2006.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Counterpoint Select Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on November 30, 2006.

The investment objective of the Fund is to seek long-term capital appreciation by investing in a limited number of companies that the advisor believes to be undervalued relative to their inherent quality and potential.  The Fund seeks to achieve its objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently

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NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited) (Continued)

subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of  December 31, 2007, the Fund did not hold fair valued securities.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such

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NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited) (Continued)

options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may

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NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited) (Continued)

be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. Effective July 13, 2006, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax  positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and Massachusetts tax years include the tax years ended June 30, 2007.  The Fund has no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika, Mills & Keifer, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the

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NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited) (Continued)

“Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended December 31, 2007 the Fund incurred $40,007 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.10% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended December 31, 2007 the Advisor waived $72,025 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $166,356.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$94,331
June 30, 2011	$72,025

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

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NOTES TO FINANCIAL STATEMENTS December 31, 2007 (Unaudited) (Continued)

For the six months ended December 31, 2007 the Fund incurred $15,123 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2007, the Fund was allocated  $2,894 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $7,865,840 and $5,592,306 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2007.

The cost basis of investments for federal income tax purposes at December 31, 2007 was as follows:

Cost of investments	$8,707,085
Gross tax unrealized appreciation	706,487
Gross tax unrealized depreciation	(366,124)
Net tax unrealized appreciation	$340,363

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2007 and the period ended June 30, 2007 was as follows:

	December 31, 2007	June 30, 2007
Distributions paid from:
Ordinary income	$39,441	$561
Long-term capital gain	63,583	—
	$103,024	$561

As of June 30, 2007, the components of the distributable earning on a tax basis were as follows:

Net tax unrealized appreciation	$372,654
Undistributed ordinary income	16,962
Undistributed long-term capital gain	—
Total distributable earnings	$16,962
Other accumulated losses	(3,522)
Total accumulated earnings	$386,094

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INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (866) 544-2737 after August 31, 2008. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov after August 31, 2008.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 544-2737.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

Advisor
JURIKA, MILLS & KEIFER, LLC
2101 Webster Street, Suite 1550
Oakland, California  94612

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California  94105

Counterpoint Select
Symbol – CPFSX
CUSIP – 742935364

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Robert M. Slotky
Robert M. Slotky, President

Date     March 6, 2008

By (Signature and Title)                      /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date     March 7, 2008

* Print the name and title of each signing officer under his or her signature.